Exhibit 10.1

                                                       Serial Number: 2003H-0119
                                                                     -----------



                    FUTIAN Automobile Parts Purchase Contract





Party A: BeiQi FuTian Automobile CO., Ltd.
Party B: JingZhou HengLong Automotive Parts CO., Ltd.


The Place of Sign:Beijing             The Date of Sign:Nov. 6th,2002

                                    Catalogue


Chapter One             Commercial Clause
Chapter Two             Technology Clause
Chapter Three           Quality Clause
Chapter Four            Service Clause
Chapter Five            The Selection Clause of Products After Stop-Supply
Chapter Six             The Clause of Intellectual Property
Chapter Seven           The Dispute and Other Clauses
Appendix 1              The list of Parts purchase

Party A and Party B through friendly negotiation and mutual benefit sign an agreement as follows:

Chapter One: Commercial Clause

1.1 Party B should be clearly indicate the part name, type of model, budget price, estimated quantity, batch discount rate to Party A (referred to attachment 6 - "List of Material of unit"

1.2 Based on `share the benefit and share the risk', Party A will adjust the unit price subject to demand of market. Party B should co-operate with Party A's lower cost strategy to honor the contract after adjusted price.

1.3 The methods of Delivery:

1.3.1 Transportation: by truck.

1.3.2 Packing: Party B should specify the packing methods according Party A and prove by Party A. Packing methods: Plastic bag, carton box, wooden box, container, steel frame, steel box or others . For the cost of returned packing, it should be negotiated by both parties.

1.3.3 Shipping destination: Party B should deliver to the location indicated by Party A.

1.3.4 Shipping cost: The cost of shipment should bear by Party B.

1.4 Payment:

1.4.1 The way of payment: By Bill of Exchange by bank check.


1.4.2 The date of payment: Based on inventory of store of Party A and deducting the quality ensuring deposit. 1.4.3 Party A will be based on quarter quote to calculate and adjusting the amount of quality ensuring deposit quarterly.

1.5 Party A will inform Party B the quantity and delivery date monthly in writing. Party B should have the delivery ability 100%.

1.6 i(degree)Estimated quantity of supply" of the contract, it means annual indication, Party A have rights to adjust actual quantity subject to demand of market. Party B should make production plan based on Party A's plan.

1.7 If Party B fail to supply to Party A agreed by the contract, Party B have the rights to adjust the quantity or cancel the supply. Party B should pay all losses to Party A.

1.8 If Party B cannot meet the supply schedule by any reason, Party B should inform Party A in advance one month. If the reason is identified as accident or force majeure, then Party B should inform Party A in writing or by phone to explain the situation and possible shipment schedule.

1.9 If Party B does not meet shipment required by Party A then Party A have the rights to require Party B take a express delivery to the location or store indicated by Party A but Party B should bear all the cost.

1.10 Party A have the rights to audit, visit and investigate Party B's any production process including raw materials, purchased items, process methods and cost analyze...etc.

1.11 Party B guarantee to do the business with Party A always follow the rule of fair competition. Party B will not offer free gift, dinner, free trip, expense documentation to Party A's stuffs of purchasing, technical, service and sales division.

1.12 Party B have the rights to report to Party A concerning their stuff ask the commission during the executing the contract with evidence and Party A will solve it according the regulations of company.

1.13 To the benefit of Party A and Party B, Party B does not have the rights to disclose the price of contract to any third party, not allowed have the price of other supplier, searching, stealing or take unfair way to get price information from Party B. When it happens Party A will terminate the contract straight way.

1.14 If Party B are cancelled the certification of supplier during effective period of the contract then the contract becomes terminated from the date of cancellation. If Party B fail the normal supply to Party A within continued two months then Party A have the rights to terminate the contract.

Technical Agreement

2.1 Party B should develop, manufacture, supply and offer service of contract products for Party A which specified in the technical agreement.

2.2 Develop new products:

2.2.1 Party B should rationalize their system to increase ability of development and co-operate with Party A's progress.

2.2.2 Party A will give the first selected candidate to the supplier participating and develop the new products. Party A have the rights to terminate the contract of the supplier is not co-operating and effecting developing schedule and quality of the new contract products

Quality

3. 1 Quality control system requirement:

3.1.1 Party B should build up their quality control system according to ISO/TS16949 or QS9000 and pass the audit to have the certificate in the end of 2004.

3.1.2 Party A should audit the Party B's quality control system on site when supplied contract products have big quality problem or annual audit process. Party B should fix the problems specified in Party A's audit report.

3.2 In-coming materials inspection and quality control:

3.2.1 Party B should attach the inspection report with delivery to Party A, The quality standard should follow state and industry standard but agreed by Party A.

3.2.2 When Party B have the certificate of ISO/TS16949 and grade A supplier proved by Party A, Party A will agree to inspection free of supplied contract products.

3.2.3 If Party A found defected parts on the production line, Party B should come to fix it within 24 hours after received phone call or fax informed by Party A but Party A have the rights to fix it by themselves in the case of emergence. Party B should bear all the cost incurred.

3 .2.4 Party B should bear the compensate if Party B caused Party A stop to produce and cause the loss in the reason of supply, quality, service, etc., the compensation includes: profits with contract, administration expense, transports expense, price for repairing, labor cost, travel charge.. Party A has the right to carry on 2 times of claim of the actual compensation to Party B and take the measure of adjusting the supply quantity, stopping supplying or terminate the contract.

3.3    Quality control to vendors

3.3.1 Party B should require quality standard as ISO/TS1699 and QS9000 for development and quality to vendors

3.3.2 Party A should have a copy of name list of qualified vendors and Party B should inform Party A in case any change in the name list. Party A have the rights to specify the responsibility of vendors according requirement of quality.

3.3.3 Party A have the rights conducting quality audits on site to the vendors.

3.4 Products quality audit:

3.4.1 Party B should set up internal quality audit system and submit a reliability test report of the function/safety components to Party A at least once a year.

3.4.2 Party A have the rights to audit the quality via third party. Party A will pay the cost if passed the audit but Party B will pay the cost if it cannot passed the audit.

3.5 Stabilize quality level

3.5.1 Party B should control the process ability to satisfy the quality level.

3.5.2 According manual of PPAP, Party B should adapt their quality system in case of any change in design, modification, materials and production site and submit the report for prove by Party A.

3.6 Products reliability requirements:

------ --------------- -------- ------------------------------------------------
                                              PPM MarketPPM value
 Item    Description     Model
------ --------------- -------- ------------------------------------------------

                                   First      Second      Third       Fourth
                                  Quarter     Quarter     Quarter     Quaeter
------ --------------- -------- ----------- ----------- ----------- ------------
  1     Steering gear    1027A     2559         2559       1706       1706
------ --------------- -------- ----------- ----------- ----------- ------------

3. 7  Quality problem

3.7.1 Party A should feedback to Party B all the quality problems incurred in incoming material inspection, production process and after sales service. In case request by Party B, Party A should present the faulty parts.

3.7.2 Party B should take a effective way to solve the quality problems and report to Party A based on "8D" methods.

3.8 Penalty

3.8.1 Party A will evaluate PPM quarterly, if the value of PPM over 1% then claim 0.01% of quarterly sales price but if over 5% will stop or cancel qualification of Party B as a supplier.

3.8.2 Party A have the rights to take an action to return the contract products, setting time frame to make modification, lower the quantity, stop supply and cancel qualification if the products, process and quality system cannot meet the requirements of Party A. Or make a penalty of RMB$5,000 - 500,000 to Party B.

3.8.3 In case of claims by Party A, Party A will present the claim list and calculation documentation to Party B. Party B should agree within one week. The account department of Party A will deducted claim amount from the payment of Party B.

3.8.4 If Party A does not executing their claim. It is not means Party A relieve the claiming rights but Party still have the rights for claim within effecting period of the contract.

Service

4.1 Before market service:

4.1.1 If any quality problems incurred in production line of Party A, Party B have the responsibility to solve the problem by site service people.

4.2 After market service:

4.2.1 Party B will do the warranty service on behalf of Party A and follow their specification. 4.2.2 Party A will announce the "Service police of vehicle" same time and it will be the warrantee service by joint service for FUZTIAN vehicle end users between Party A and Party B and it becomes the police of service net work to end users.

4.2.3 The service (including service news and cost and so on) will be monitored and managed by Party A but the accuracy of information should be more than 90%. Every service station should be feed backed the "Products warrantee form" to the service department of Party A and the faulty parts should keep two months for identification of the response party, confirmation and quality analyzing. Party A will with stuffs of service station jointly to process the faulty parts if no request from application for faulty parts after two months.

4.2.4 Party A should inform the Party B all the information related to warranty service and warrantee rate. If Party B have any questions should contact related department within 15 days after receiving information. If it is necessary Party B present actual faulty parts and all the cost incurred in shipment will be paid by Party A.

4.2.5 Incurred the actual warranty cost will be paid in credit of Party B's account monthly.

4.2.6 If quality problems occurred in batch or series then Party B should departure their service people to indicate station informed by Party A. Otherwise Party A have the rights to solve the quality problems by themselves but occurred all cost will be deducted from Party B's account.


4.2.7 The quality penalty occurred in quality control monitoring program should be paid by Party B.

4.2.8 Par Party A should audit the Party B's quality control system on site when supplied contract products have big quality problem or annual audit process.ty A will claim 3-5 times of actual cost occurred in call back the faulty cars because of response party is party B.

4.3 Spare parts supply:

4.3.1 Party B should conduct the quality control and packing requirement according government regulations and industrial technical standard. Party B should not supply any spare parts with FUTIAN mark to third party or personnel.

4.3.2 Party B offer the warrantee condition will follow the car warrantee police offered by Party A referred to clause 4.2 of the contract.

4.3.3 The quality of spare parts should as same as Clause "Quality".

4.4 Special condition service:

4.4.1(pound)(0)Party B will bear partial cost of warrantee maintenance service (only applied to engine, gear box and steering) and occurred cost will credit to Party B's account by Party A. The warrantee service cost will set as follows:

------------------ -------------- ------------- ------------ -------------------
Description        Model          Material      Labor        Total cost
------------------ -------------- ------------- ------------ -------------------
Steering unit      1027                                      18
------------------ -------------- ------------- ------------ -------------------

4.4.2 Party B will joint with Party A for market promotion after negotiating by both parties.

4.5 The service of stop production and supply

4.5.1 Party B should supply the spare parts to Party A within five years after production stopped.

4.5.2 The quality deposit will be not allowed to withdraw at least one year after stop production. Bridge clause after stop supply

5.1 If the reason of stop supply if on the Party B side then this clause is not apply.

5.2 Party B stop supply because of technical, quality and service, Party B will apply the bridge sequence of supply and stock less then one month, the reject parts are not put in count.

5.3 Party B stop the supply because of market price. In this case Party A will apply bridge sequence but stock should less then one month.

5.4 Party B stop supply because of changed purchase police or other police and Party A agree the bridge sequence but only apply for one-month stock.

5.5 Party B should submit the report in writing within 10 days in case of mentioned situation otherwise will treat as no bridge sequence by Party A.

Intellectual property

6.1 The intellectual property of auto parts should be treated as belonged to both parties.

6.2 Party B have the rights to use module, drawings and simples...etc. During the contract effecting period. Party B should treat it as confidential and keep in safety place.

6.3 Party B does not have the rights to disclosure any technical information to third party including modules, drawings and samples without pre-agreed by Party
A. Party B should not manufacture the same products and supply to other users after terminate the contract.

6.4 Party B should not supply the contract products to third party without pre-agreed by Party A.

6.5 Party A have the rights require Party B to pay 5 times penalty of bleach the contract if Party B bleach the above clause of the contract. The amount of the penalty will deducted from Party B's account.

Arbitration

7.1 Any conflicts should solve by both parties through friendly negotiation. If it can not solve the problems then put into local court.

7.2 Miscellaneous matters should solve by negotiation of both parties.

7.3 Three copies of the contract. One for Party A and one for Party B.

7.4 Contract effecting period(pound)(0)Nov. 6th 2002 to Dec. 31th 2004

7.5 The contract will become into force after stamping both parties company seals.


Party A:Beiqi Futian Moto Co., Ltd.
Adress:Shayang Road, Changping District, Beijing
Authorized representative:

TEL: 010-80710462
FAX: 010-80716410
P.C.: 102206

Party B Jingzhou Henglong Automotive Parts Co., Ltd.
Adress:Henglong Road, Development zone, City Jingzhou, Hubei Province, Authorized representative:

TEL: 0716-8324631
FAX: 0716-8312339
P.C.: 434000

Appendix 1
---------------------------- -------------- ------------ ---------- ------------
     Part Description           Part No.     Unit Price   Quantity    Extension
---------------------------- -------------- ------------ ---------- ------------
    Rack & Pinion Power        3401010-06     1620.00       16580    26859600.00
       Steering Gear
---------------------------- -------------- ------------ ---------- ------------
 Right Supporter Assembly      3403020-06      14.30        16580     237094.00
---------------------------- -------------- ------------ ---------- ------------
  Right Supporter Bushing      3403026-00       8.90        16580     147562.00
---------------------------- -------------- ------------ ---------- ------------
  Left Supporter Assembly      3403030-06      14.30        16580     237094.00
---------------------------- -------------- ------------ ---------- ------------
  Left Supporter Bushing       3403036-00       8.20        16580     135956.00
---------------------------- -------------- ------------ ---------- ------------
  Left Dust Boot Assembly      3403070-00      16.60        16580     275228.00
---------------------------- -------------- ------------ ---------- ------------
 Right Dust Boot Assembly      3403080-00      18.50        16580     306730.00
---------------------------- -------------- ------------ ---------- ------------
Adjustable Steering Column     3404020-06      470.70       16580    7804206.00
         Assembly
---------------------------- -------------- ------------ ---------- ------------
  Steering Column Bracket      3404050-06      23.50        16580     389630.00
         Assembly
---------------------------- -------------- ------------ ---------- ------------
        Lower Shaft            3404070-06      119.60       16580    1982968.00
---------------------------- -------------- ------------ ---------- ------------
           Block               3404084-00       2.80        16580     46424.00
---------------------------- -------------- ------------ ---------- ------------
           Clamp               3404085-00       3.20        16580     53056.00
---------------------------- -------------- ------------ ---------- ------------
     Retarder Assembly         3404110-06      226.00       16580    3747080.00
---------------------------- -------------- ------------ ---------- ------------
     Oil Pipe Assembly         3406020-06      14.50        16580     240410.00
---------------------------- -------------- ------------ ---------- ------------
High pressure Hose Assembly    3406030-06      173.70       16580    2879946.00
---------------------------- -------------- ------------ ---------- ------------
          Wahser               3406041-06       1.80        16580     29844.00
---------------------------- -------------- ------------ ---------- ------------
  Steering Pump Assembly       3407010-06      548.00       16580    9085840.00
---------------------------- -------------- ------------ ---------- ------------
         Reservior             3408010-06      110.00       16580    1823800.00
---------------------------- -------------- ------------ ---------- ------------
  Idler & supporter ASM.       3412010-06      65.50        16580    1085990.00
---------------------------- -------------- ------------ ---------- ------------
        Pump Pulley            3412021-06      33.50        16580     555430.00
---------------------------- -------------- ------------ ---------- ------------
        Pump Pulley            3412031-06      33.50        16580     555430.00
---------------------------- -------------- ------------ ---------- ------------
       Pump Bracket            3412040-06      45.40        16580     752732.00
---------------------------- -------------- ------------ ---------- ------------
          V Belt               3412045-06      13.80        16580     228804.00
---------------------------- -------------- ------------ ---------- ------------
         Bolt Kits             3412050-06       3.30        16580     54714.00
---------------------------- -------------- ------------ ---------- ------------
         Nut Kits              3412060-06       1.80        16580     29844.00
---------------------------- -------------- ------------ ---------- ------------
           Bolt               900119-08171      3.70        16580     61346.00
---------------------------- -------------- ------------ ---------- ------------
           Bolt               90401-16014       3.70        16580     61346.00
---------------------------- -------------- ------------ ---------- ------------
           Bolt               91612-61025       3.30        16580     54714.00
---------------------------- -------------- ------------ ---------- ------------
        Small Clamp           90467-16008       9.00        16580     149220.00
---------------------------- -------------- ------------ ---------- ------------
         Big Clamp            90467-21005       8.90        16580     147562.00
---------------------------- -------------- ------------ ---------- ------------
           Total                                                     60019600.00
---------------------------- -------------- ------------ ---------- ------------